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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 9, 2008

                            Education Management LLC
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                 333-137605               20-4506022
      ----------------          ----------------         -------------------
       (State or Other          (Commission File           (IRS Employer
        Jurisdiction                 Number)             Identification No.)
      of incorporation)


    210 Sixth Avenue, Pittsburgh, Pennsylvania                 15222
    ------------------------------------------               ----------
     (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. --Results of Operations and Financial Condition.

On September 9, 2008, Education Management LLC issued a press release announcing its financial results for the quarter and fiscal year ended June 30, 2008. A copy of the September 9, 2008 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(a)   None.

(b)   None.

(c)   Exhibits

            Exhibit 99.1 Press release dated September 9, 2008


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EDUCATION MANAGEMENT LLC


                                        By: /s/ EDWARD H. WEST
                                            ------------------------------------
                                            Edward H. West
                                            Executive Vice President and
                                            Chief Financial Officer

Dated:  September 9, 2008

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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press release dated September 9, 2008